SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 2)


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      NOVEMBER 1, 1996
                                                --------------------------------

                              LOGIPHONE GROUP, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



      DELAWARE                        33-19324                  76-0223079
--------------------------------------------------------------------------------
(STATE OF OTHER JURIS-              (COMMISSION                (IRS EMPLOYER
DICTION OF INCORPORATION)           FILE NUMBER)             IDENTIFICATION NO.)




607 WEST BROADWAY, SUITE 247, FAIRFIELD, IOWA                           52556
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (515) 469-3044
                                                   -----------------------------



N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CORPDAL:63639.2  26308-00002
                                                         1

Item 7.           Financial Statements and Exhibits

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Filed herewith are the following audited financial statements of ICA B.V.
                                                                                                                    Page

1.       Report of BDO CampsObers, Independent Auditors..............................................................F-1
2.       Annual Accounts.............................................................................................F-2
3.       Balance Sheet at June 24, 1996..............................................................................F-5
4.       Profit and Loss Account for the period from December 12, 1995 to June 24, 1996...................................................................................F-7
5.       Notes to the Balance Sheet as of June 24, 1996..............................................................F-8
6.       Notes to the Company Profit and Loss Account for the period from
                  December 12, 1995 to June 24, 1996................................................................F-10
7.       Related Parties/Subsequent Events..........................................................................F-11

(b)      PRO FORMA FINANCIAL INFORMATION

1.       Unaudited Proforma Balance Sheet for Logiphone Group, Inc.
                  as of October 31, 1996............................................................................PF-1
2.       Unaudited Proforma Statement of Operations for Logiphone Group, Inc.
                  for the period from June 24, 1996 to October 31, 1996.............................................PF-2

EXHIBITS. The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

3.1* Certificate of Amendment to Registrant's Certificate of Incorporation, effective October 25, 1996.

10.1*    [Deleted]

10.2* Strategic Alliance Agreement, dated as of November 10, 1996, by and between Logiphone Telephone Communications, Ltd.; Logiphone Group, Inc., and I.C.A. B.V.

10.3* Agreement For Exchange of Stock, dated October 10, 1996, by and between Star Resources, Inc., ICA Marketing Company, L.C. and ICA B.V.

10.4* Amendment to Agreement For Exchange of Stock, dated October 31, 1996, by and between Star Resources, Inc., ICA Marketing Group, L.C. and ICA B.V.

------------------------

* Previously filed as exhibits to the Form 8-K, dated November 1, 1996, and filed with the Securities and Exchange Commission on November 13, 1996.

CORPDAL:63639.2  26308-00002
                                                           2

                                                                  March 12, 1997

To the Management of ICA B.V.
Brasem 31
4941 SE RAAMSDONKSVEER

                                AUDITOR'S REPORT

We have audited the financial statements of ICA B.V. (see page 5 thru 10) at Raamsdonksveer for the period of 13-12-1995 until 24-06-1996. These financial statements are the responsibility of the entity's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in The Netherlands and in the USA. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement preparation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements give a true and fair view of the financial position of the company as of 24 June 1996 and of the result for the period December 1995 until 24 June 1996 in accordance with accounting principles generally accepted in the USA.

General
ICA B.V. is a company in the state of development. The start of the company is dated on 22 December 1995. The activities are in the field of telephone services. On this moment the level of the activities is limited. The negative result for the period 13-12-1995 until 24-06- 1996 is mainly caused by start up costs like marketing expenses and salaries. The B.V. is formally established by notarial deed dated June 20, 1996.

Yours sincerely,

BDO CampsObers
Register accountants



J. M. Dokman RA                                H. Kroeze RA



CORPDAL:63484.1 26308-00002
                                       F-1

ANNUAL ACCOUNTS

RELATION WITH JABECO B.V.

The business of the company (servicing of long distance calls) will be set up through intensive cooperation with Jabeco B.V. Jabeco B.V. will facilitate through its European marketconnections the commercial set up of the company. Jabeco B.V. also facilitates the administrative and other (local) demands of the company.

GENERAL ACCOUNTING POLICIES

The general principle for the valuation of assets and liabilities, as well as the determination of results, is the historical purchase price or manufacturing cost. Unless otherwise stated, assets and liabilities are stated at the values at which they were acquired or incurred.

TRANSLATION OF FOREIGN CURRENCIES

Assets and liabilities in foreign currencies are translated at the official rates of exchange ruling at the balance sheet dates. Transactions in foreign currencies are translated at the applicable exchange on the date of the transaction. The resulting differences are accounted for in the profit and loss account.

ACCOUNTING POLICIES - ASSETS AND LIABILITIES
Intangible fixed assets
Intangible fixed assets are stated at purchase price or manufacturing cost. Depreciation is calculated on a straight-line basis over the estimated payback period.

Tangible fixed assets

Tangible  fixed  assets  are  stated  at  acquisition  cost  less   depreciation
calculated on a straight-line over the estimated useful life. Acquisitions during the year are written off from the date of acquisition.

Stocks

Stocks of finished goods are stated at cost, comprising direct manufacturing cost (material and labour) and charges for indirect manufacturing costs and interest paid. Where appropriate a provision for obsolescence is deducted, determined by product group.


CORPDAL:63484.1 26308-00002
                                       F-2

Accounts receivable

Accounts receivable are shown after deduction of a provision for bad and doubtful debts where appropriate.

Cash and banks

Cash and bank balances are freely disposable, unless stated otherwise.

Provisions

Provisions included under this heading are for liabilities and risks arising in the ordinary course of the business. They are accounted for at estimated amounts due, except for the provision for pension liabilities which is stated at estimated present value.

Long term liabilities

Long term liabilities include outstanding liabilities with a maturity date beyond one year. The short term portion (due within one year) has been included in current liabilities.

ACCOUNTING POLICIES - PROFIT AND LOSS ACCOUNT

General

Profit is determined as the difference between net sales and all expenses relating to the reporting period. Costs are determined in accordance with the accounting policies applied to the balance sheet. Profit is realized in the year in which the sales are recognized. Losses are taken upon recognition. Other income and expenses are allocated to the periods to which they relate.

Net sales

Net sales constitute the proceeds of sales of goods and services to third parties less discounts.

Depreciation fixed assets

Depreciation on fixed assets is calculated at fixed percentages of cost, based on the estimated useful life of the assets.

Financial income and expenses

Financial income and expenses relate to interest received or due from and paid or due to third parties and group companies.


CORPDAL:63484.1 26308-00002
                                       F-3

Taxation

The tax charge for the year is computed on the book profit before tax at the nominal rates, taking account of permanent differences.

Extraordinary income and expenses

Extraordinary income and expenses represents income and expense items not arising the normal course of the business.



CORPDAL:63484.1 26308-00002
                                       F-4

BALANCE SHEET AS AT 24 JUNE 1996
in Dutch guilders, after profit appropriation

ASSETS                                                                                                   24-06-1996


FIXED ASSETS

Tangible fixed assets
Other fixed assets                                                                                          228.641

CURRENT ASSETS

Stock                                                                                                       305.572
Accounts receivable
    Debtors                                                                            49.108
    Taxes and social security premiums                                                 82.240
    C/A Jabeco Import Export B.V.                                                     172.578
    Prepaid expenses                                                                    2.500
    Other accounts receivable                                                          11.470
    Receivable from shareholder                                                        40.000
                                                                                       ------
                                                                                                            357.896

Cash and banks                                                                                              149,692
                                                                                                            -------

Total assets                                                                                              1,041.801
                                                                                                          =========


CORPDAL:63484.1 26308-00002
                                       F-5


EQUITY AND LIABILITIES                                                                                   24-06-1996


EQUITY

Share capital                                                                                                 40.000
Deficit accumulated during the development stage                                                            -273.563

CURRENT LIABILITIES

Creditors                                                                              198.990
C/A ICA Marketing Company                                                            1,019.327
Taxes and social security premiums                                                      26.166
Other liabilities                                                                       30.881
                                                                                    ----------

                                                                                                           1,275.364


Total equity and liabilities                                                                               1,041.801
                                                                                                           =========


CORPDAL:63484.1 26308-00002
                                       F-6

PROFIT AND LOSS ACCOUNT 13-12-1995 UNTIL 24-06-1996 in Dutch guilders

                                                                                                         13-12-1995
                                                                                                              until
                                                                                                         24-06-1996


Sales                                                                                                          95.229
Cost                                                                                                           93.074

                                                                                                              -------

OPERATING INCOME                                                                                                2.155

Wages and salaries/social security premiums                                             15.817
Management fee                                                                          36.318
Depreciation fixed assets                                                               17.695
Other operating expenses                                                               201.600
                                                                                       -------

TOTAL OPERATING EXPENSES                                                                                      271.430

OPERATING PROFIT                                                                                             -269.275

NET FINANCIAL RESULTS                                                                                          -4.288

INCOME BEFORE TAX                                                                                            -273.563

Tax on income                                                                                                       =
                                                                                                              -------

INCOME AFTER TAX                                                                                             -273.563
                                                                                                             ========


CORPDAL:63484.1 26308-00002
                                       F-7

NOTES TO THE BALANCE SHEET AS AT 24 JUNE 1996 in Dutch guilders

TANGIBLE FIXED ASSETS

Movements in tangible fixed assets are:


                                                                           Land and            Other fixed         Total
                                                                           buildings             assets
At 13 December 1995
Cost                                                                           =                   =                  =
Accumulated depreciation                                                       =                   =                  =
Book value                                                                     =                   =                  =
Movements 13-12-1995
until 24-06-1996:
Acquisitions                                                                   =             246.336            246.336
Depreciation                                                                   =             -17.695            -17.695
Disposals                                                                      =                   =                  =
Depreciation on disposals                                                      =                   =                  =
                                                                      ----------           ---------          ---------
                                                                               =             228.641            228.641
                                                                      ==========             =======            =======

At 24 June 1996:
Cost                                                                           =             246.336            246.336
Accumulated depreciation                                                       =             -17.695            -17.695
                                                                       ---------          ----------         ----------
Book value                                                                     =             228.641            228.641
                                                                       =========          ==========          =========

CURRENT ASSETS                                                                                               24-06-1996
STOCKS

Stocks in house                                                                                                 160.320
Goods to receive                                                                                                145.252
                                                                                                                -------
                                                                                                                305.572
                                                                                                                =======


CORPDAL:63484.1 26308-00002
                                       F-8


ACCOUNTS RECEIVABLE                                                                                      24-06-1996

Taxes and social premiums
VAT (NL) to be claimed                                                                                       82.240


Other receivables
Current account managing directors                                                                            1.364
Suspense account                                                                                             10.106

                                                                                                             11.470



LIABILITIES
                                                                                                         24-06-1996

Share capital                                                                                                40.000

By notary deed dated June 20, 1996 the share capital was issued up to the legally required minimum of Dfl. 40.000. The corresponding receivable on the shareholder will be offset against the C/A ICA Marketing Company.

General reserve
Balance at 13 December 1995                                                                                       =
Loss appropriation for the period                                                                          -273.563

Balance at 24 June 1996                                                                                    -273.563
                                                                                                           ========


Currently, the Company is in a process of increasing the share capital with an extra Dfl. 1.000.000. The existing C/A ICA Marketing Company will be brought in as payment on those shares. Through Notary-deed the increase of the sharecapital was exercised on October 24, 1996.


CORPDAL:63484.1 26308-00002

NOTES TO THE COMPANY PROFIT AND LOSS ACCOUNT 13-12-1995
UNTIL 24-06-1996
in Dutch guilders

                                                                                                         13-12-1995
                                                                                                              until
                                                                                                         24-06-1996

OPERATING EXPENSES

Other operating expenses
Marketing                                                                                                    65.196
Traveling/entertainment                                                                                      35.696
Temporary staff                                                                                              31.503
Office rent                                                                                                  20.000
Printing Stationary                                                                                           9.025
Other                                                                                                        40.180
                                                                                                        -----------

Total other operating expenses                                                                              201.600

NET FINANCIAL RESULT

Bank charges                                                                                                  3.780
Exchange differences                                                                                            508

                                                                                                              4.288
                                                                                                           ========



AVERAGE NUMBER OF EMPLOYEES
During the period under review, ICA B.V., employed 1 person.
Raamsdonksveer
The management
Mr. M. Hilsenrath



CORPDAL:63484.1 26308-00002
                                      F-10

RELATED PARTIES/SUBSEQUENT EVENTS

Major shareholder of the Company
On November 1, 1996 Logiphone Group, Inc. has acquired all of the shares of the Company.

Logiphone Telephone Communications Ltd. (Logiphone Israel)
Logiphone Israel is a preferred supplier of the Company, where as the Company has agreed to purchase certain numbers of material on a monthly basis. Logiphone Group, Inc., Logiphone Israel and the Company have agreed on a Strategic Alliance Agreement, dated November 10, 1996.

Logiphone Israel has agreed to develop new equipment for the Company, for which Logiphone Group, Inc. will provide financing thru a loan up to one million dollars.

Conditions:
Interest 10%; Logiphone Israel shall have the right at any time to repay the loan or to convert the loan into a 75%-equity interest in Logiphone Group, Inc.

The founder and principal shareholder of Logiphone Israel is indirectly a major shareholder of Logiphone Group, Inc. and provides (under the terms and conditions of the so-called "Dutch Co Agreement") management services to Logiphone Group, Inc. at a management fee amounting $240,000, payable to an affiliate of Logiphone Israel. The Dutch Co agreement is still subject to negotiation.

Purchase option Radlinx, Ltd.
It was intended that Radlinx Ltd. would become a preferred supplier of the Company, selling equipment for the transmission of facsimile messages over Internet. Radlinx would grant the Company an option to acquire new shares of Radlinx Ltd.

The intention was terminated in January 1997.

Stock Option Plan
Each director and executive officer of Logiphone Group, Inc. has been granted an option for purchase of 50,000 shares at an exercise price of $20 per share for an exercise period of two years. The execution of this option may be (highly) dependent on the performance of the Company, being the only operating company/subsidiary of Logiphone Group, Inc.

Purchase option Logiphone Israel
In  connection  with  the  Logiphone  Agreement  and the  "Dutch  Co  Agreement"
Logiphone Group, Inc. has been granted to purchase all of the shares of Logiphone Israel for $10 m1n. after 12 months, or for $15 m1n. during the 2nd and 3rd year after.

Jabeco B.V.
Jabeco B.V. is the main facilitating entity for the Company. Almost all of the efforts of Jabeco B.V. are aimed at the commercial and operating development of the Company. Based on agreement almost all of the operating costs are being beared by the Company.

CORPDAL:63484.1 26308-00002
                                      F-11

October 31, 1996-financial statements

The unaudited financial statements as of October 31, 1996 present the following key-figures:
         - total cumulative revenues Dfl. 328,268;
         - accumulated deficit Dfl. 1,247,718;
         - capital and reserves (not including the deficit) Dfl. 1,040,000.

CORPDAL:63484.1 26308-00002
                                      F-12

                                                           Logiphone Group, Inc.
                        Unaudited Proforma Balance Sheet
                                October 31, 1996


                                                                                 International
                                                                                    Callers'
                                                                                Association B.V.
                                                           Logiphone             (A development
                                                          Group, Inc.            stage entity)                Total
                                                          -----------           ----------------              -----
ASSETS
CURRENT
    Cash                                                    $     14             $    7,428               $    7,442
    Accounts receivable - trade                                1,000                167,383                  168,383
    Accounts receivable - other                                    -                 43,097                   43,097
    Inventory                                                      -                157,883                  157,883

                                                               1,014                375,791                  376,805

PROPERTY AND EQUIPMENT
    Net of depreciation                                            -                329,797                  329,797


TOTAL ASSETS                                                  $1,014               $705,588                 $706,602



LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Accounts payable                                         $   155               $280,996                 $281,151
    Affiliates                                                     -                547,146                  547,146
    Loan from stockholder                                      6,700                      -                    6,700

                                                               6,855                828,142                  834,997


STOCKHOLDERS' EQUITY
    Common stock                                                  50                613,600                  613,650
                 Paid-in capital                             360,720                      -                  360,720
                 Retained deficit                           (366,611)                     -                 (366,611)
                 Retained deficit - accumulated
                    during the development stage                   -               (735,540)                (735,540)
                 Currency translation adjustment                   -                   (614)                    (614)

                                                              (5,841)              (122,554)                (128,395)


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 1,014               $705,588                 $706,602

                              Logiphone Group, Inc.
                   Unaudited Proforma Statement of Operations
                                October 31, 1996


                                                                                              International
                                                                                                 Callers'
                                                                                              Association B.V.
                                                                        Logiphone             (A development
                                                                       Group, Inc.            stage entity)             Total
                                                                       -----------           ----------------        ----------

REVENUES                                                                 $      -               $ 136,560             $ 136,560

COST OF REVENUE                                                                 -                 205,286               205,286

GROSS PROFIT (LOSS)                                                             -                 (68,726)              (68,726)

OPERATING EXPENSES                                                            654                 501,382               502,036

LOSS FROM OPERATIONS                                                         (654)               (570,108)             (570,762)

OTHER INCOME (EXPENSES)                                                         -                    (747)                 (747)

LOSS BEFORE INCOME TAX                                                       (654)               (570,855)             (571,509)

INCOME TAX                                                                      -                       -                     -


NET LOSS                                                                    $(654)              $(570,855)            $(571,509)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          LOGIPHONE GROUP, INC.
                                          (formerly Star Resources, Inc.)



Date:  April 3, 1997                      By:/s/ Ronald D. Gardner
                                             ---------------------
                                             Ronald D. Gardner, President

CORPDAL:63639.2  26308-00002
                                                           3